UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2019 Arcturus Therapeutics, Inc. (“Arcturus”), a subsidiary of Arcturus Therapeutics Holdings Inc. (the “Company”), entered into an amendment (the “Amendment”) to its Development and Option Agreement, as amended (the “Development and Option Agreement”), with CureVac AG (“CureVac”), pursuant to which Arcturus and CureVac agreed to (a) modify the time period during which CureVac may select potential targets to be licensed from the Company pursuant to the terms of the Development and Option Agreement, (b) reduce the overall number of maximum targets to be reserved and licensed from fifteen (15) to ten (10) targets, (c) simplify the process for selecting and reserving targets, (d) define conditions under which targets can be pre-restricted by Arcturus in connection with its own research and development activities and (e) restore CureVac’s original obligations with respect to the funding of scientists at Arcturus.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a complete copy of which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the entry into the Amendment, on July 26, 2019, Arcturus and CureVac also entered into a Termination Agreement (the “Termination Agreement”) terminating the Co-Development and Co-Commercialization Agreement (the “Co-Development Agreement”) between the Company and CureVac dated as of January 1, 2018. The Termination Agreement is effective as of July 26, 2019.

Pursuant to the Termination Agreement, CureVac agreed to make a one-time payment to Arcturus in the amount of $4,000,000 in consideration such termination, including payments in connection with CureVac’s termination of co-development of ARCT-810 as a therapy for ornithine transcarbamylase (OTC) deficiency. The payment is required to be paid to Arcturus by July 31, 2019. The Termination Agreement includes a customary mutual release and a mutual non-disparagement clause and provides for the survival of the confidentiality provisions in the Co-Development Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a complete copy of which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: July 29, 2019

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer